Exhibit 10.13

EXECUTION VERSION

Dated May 22, 2015

(1)	BUNGE SECURITIZATION B.V., as Seller

(2)	BUNGE FINANCE B.V., as Master Servicer

(3)	The Conduit Purchasers party hereto

(4)	The Committed Purchasers party hereto

(5)	The Purchaser Agents party hereto

(6)	COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent and Purchaser Agent

(7)	BUNGE LIMITED, as Performance Undertaking Provider

SEVENTH AMENDMENT TO AND RESTATEMENT

OF THE RECEIVABLES TRANSFER AGREEMENT

THIS SEVENTH AMENDMENT TO AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment and Restatement”) is dated May 22, 2015 and made between:

(1)                                 BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);

(2)                                 BUNGE FINANCE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”);

(3)                                 the Conduit Purchasers party hereto (the “Conduit Purchasers”);

(4)                                 the Committed Purchasers party hereto (the “Committed Purchasers”);

(5)                                 the Purchaser Agents party hereto (the “Purchaser Agents”);

(6)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent (the “Administrative Agent”); and

(7)                                 BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),

the Seller, the Master Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Administrative Agent and the Performance Undertaking Provider are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               This Amendment and Restatement is supplemental to and amends and restates the receivables transfer agreement dated June 1, 2011 (as amended on May 24, 2012, July 25, 2012, April 23, 2013, May 28, 2013 and March 14, 2014 and as amended and restated on May 27, 2014) made among the Parties to this Amendment and Restatement (the “Receivables Transfer Agreement”).

(B)                               The Parties have agreed to further amend the Receivables Transfer Agreement and restate it on the terms set out below.

(C)                               This Amendment and Restatement is a Transaction Document as defined in the Receivables Transfer Agreement.

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement.  The principles of interpretation set forth in Section 1.2

(Other terms) and 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment and Restatement as if fully set forth herein.

2.                                      AMENDMENT AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT

2.1                               With effect from the Amendment Effective Date (as such term is defined in Clause 8 (Conditions Precedent) and subject to Clause 8(b) (Conditions Precedent)), the Receivables Transfer Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in the Schedule (Second Amended and Restated Receivables Transfer Agreement).

2.2                               With effect from the Amendment Effective Date, (as such term is defined in Clause 8 (Conditions Precedent)), the Parties hereby agree that Nieuw Amsterdam Receivables Corporation S.a.r.L shall assume all of the rights and obligations of Nieuw Amsterdam Receivables Corp. under the Transaction Documents and Nieuw Amsterdam Receivables Corp. shall be discharged from all of its obligations under the Transaction Documents.

3.                                      REPRESENTATIONS

Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment and Restatement, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      ITALIAN RECEIVABLES PURCHASE AGREEMENT

4.1                               The Parties hereby agree that, with effect from the date of the 2015 Italian RPA (as defined below), unless the context requires otherwise:

(a)                                 each reference to the “Italian RPA” in any Transaction Document to which they are party shall be deemed to be a reference to the Italian Receivables Purchase Agreement dated on or about June 3, 2015 (the “2015 Italian RPA”), among the Italian Originator, the Italian Seller Agent and the Italian Intermediate Transferor;

(b)                                 each reference to an “Italian Account Security Agreement” in any Transaction Document to which they are party shall be deemed to be a reference to each of:

(i)                                     the deed of pledge over the Italian Collection Accounts held with Unicredit SpA and Banca Nazionale del Lavoro SpA dated 1 June 2011, among the Italian Originator, the Seller, the Italian Intermediate Transferor and the Administrative Agent, as acknowledged and extended pursuant to a deed of acknowledgement and extension dated 3 June 2013, and as further acknowledged and extended pursuant to a deed of

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acknowledgment and extension dated on or about 3 June 2015, (the “2015 Deed of Acknowledgment and Extension”), among, inter alios, the Italian Originator, the Seller and the Administrative Agent; and

(ii)                                  the deed of pledge over the Italian Collection Account held with Citibank N.A., Milan branch dated on or about 3 June 2015, among the Italian Originator, the Seller, the Italian Intermediate Transferor and the Administrative Agent (the “New Italian Deed of Pledge” and together with the 2015 Italian RPA and the 2015 Deed of Acknowledgment and Extension, the “New Italian Finance Documents”); and

(c)                                  any reference to Exhibits D and E to the Servicing Agreement shall be deemed to be a reference to Exhibits A and B to this Amendment and Restatement (and not, for the avoidance of doubt, to Exhibits A and B to the fourth amendment to the Receivables Transfer Agreement dated May 28, 2013).

It being understood and agreed among the Parties that the foregoing does not (i) affect or jeopardize in any way the effectiveness of the provisions and obligations set forth in the relevant Transaction Documents (including the original Italian law documents) with respect to the Italian RPA, the Italian Account Security Agreements and deed of acknowledgement and extension dated 3 June 2013 which have not been expressly amended and/or replaced by the New Italian Finance Documents, or (ii) in any event prevent any Party from exercising and/or protecting its rights arising from the original Transaction Documents (including the Italian law documents) with respect to the Italian RPA and the Italian Account Security Agreements in accordance with the provisions set forth thereunder.

4.2                               In addition, the Parties hereby consent to the 2015 Italian RPA.

5.                                      PURCHASER AGENT FEE LETTER

5.1                               The Parties hereby agree that, with effect from the date of this Amendment and Restatement, the Purchaser Agent Fee Letter shall be amended as follows:

(a)                                 Paragraph 1 (Unused Fee) of the Purchaser Agent Fee Letter shall be deleted and replaced in its entirety with the following:

“1.                                Unused Fee

The Seller hereby agrees to pay to each Purchaser Agent, for the benefit of its related Purchaser Group, an unused fee (the “Unused Fee”) equal to, for each day, the product of 0.35% per annum and (b) the difference between (i) the aggregate Commitment of the Committed Purchasers in such Purchaser Group and (ii) the Dollar Equivalent of the Aggregate Invested Amount of such Purchaser Group on such day.  The Unused Fee shall accrue on each day (at the unused fee rate per annum in effect on such day) from the Closing Date until the Final Payout Date, and shall be payable monthly in arrears on each Settlement Date.”

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6.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Receivables Transfer Agreement, the Servicing Agreement, the Purchaser Agent Fee Letter and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment and Restatement.

7.                                      FURTHER ASSURANCE

The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment and Restatement.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

8.                                      CONDITIONS PRECEDENT

(a)                                 This Amendment and Restatement shall become effective as of the date first above written upon receipt by the Administrative Agent of counterparts of this Amendment and Restatement duly executed by each of the Parties (the “Amendment Effective Date”).

(b)                                 Notwithstanding paragraph (a) above, the changes made by this Amendment and Restatement to Schedule 9 (Excluded Obligors) to the Receivables Transfer Agreement insofar as they relate to those specific customers of the Italian Originator that are, or as a result of such amendment will constitute “Further Determined Debtors” (as defined in the Italian RPA) contained in the Italian RPA shall only become effective once the list of “Further Determined Debtors” has been correspondingly amended.

9.                                      NOTICES, ETC.

All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.

10.                               EXECUTION IN COUNTERPARTS

This Amendment and Restatement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment and Restatement by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

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11.                               GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment and Restatement.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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EXHIBIT A

Form of First Notice of Assignment

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EXHIBIT B

Form of Monthly Notice of Assignment

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IN WITNESS WHEREOF, the parties have executed this Amendment and Restatement as of the day and year first above written.

BUNGE SECURITIZATION B.V., as Seller

By:	/s/ J.D.T. van der Molen
	Name:	J.D.T. van der Molen
	Title:	Proxy Holder

By:	/s/ C. Helsloot — van Riemsdijk
	Name:	C. Helsloot — van Riemsdijk
	Title:	Proxy Holder

BUNGE FINANCE B.V., as Master Servicer

By:	/s/ A.J. de Lange
	Name:	A.J. de Lange
	Title:	Director

By:	/s/ J.J. Kloet
	Name:	J.J. Kloet
	Title:	Director

BUNGE LIMITED, as Performance Undertaking Provider

By:	/s/ Carla Heiss
	Name:	Carla Heiss
	Title:	Secretary

By:	/s/ Rajat Gupta
	Name:	Rajat Gupta
	Title:	Treasurer

[Signature to Seventh Amendment to and Restatement of the Receivables Transfer Agreement]

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By:	/s/ E. van Esveld
	Name:	E. van Esveld
	Title:	Executive Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION S.a.r.L., as Conduit Purchaser

By:	/s/ Richard Brekelmans
	Name:	Richard Brekelmans
	Title:	Manager

By:	/s/ Harald Thul
	Name:	Harald Thul
	Title:	Manager

[Signature to Seventh Amendment to and Restatement of the Receivables Transfer Agreement]

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Purchaser Agent and Committed Purchaser

By:	/s/ Jerome Maziere
	Name:	Jerome Maziere
	Title:	Managing Director

By:	/s/ Eric Rossignol
	Name:	Eric Rossignol
	Title:	Managing Director

[Signature to Seventh Amendment to and Restatement of the Receivables Transfer Agreement]

HSBC BANK PLC, as Purchaser Agent

By:	/s/ Greg Hayes
	Name:	Greg Hayes
	Title:	Associate Director
Authorised Signatory 40284A

REGENCY ASSETS LIMITED, as Committed Purchaser and Conduit Purchaser

By:	/s/ Conor Blake
	Name:	Conor Blake
	Title:	Director

[Signature to Seventh Amendment to and Restatement of the Receivables Transfer Agreement]

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:	/s/ Baptiste Ranjard
	Name:	Baptiste Ranjard
	Title:	Authorised Attorney

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By:	/s/ Adrian Masterson
	Name:	Adrian Masterson
	Title:	Director

[Signature to Seventh Amendment to and Restatement of the Receivables Transfer Agreement]

SCHEDULE

SECOND AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT

Sch-1